Supplement to the
Fidelity Fifty®
August 29, 2005
Prospectus

At its July 2006 meeting, the Board of Trustees of Fidelity Fifty approved removal of the redemption fee on shares held less than 30 days effective no later than September 1, 2006. The redemption fee will not be imposed on any shares redeemed from accounts held directly with Fidelity beginning July 24, 2006. If you redeem fund shares through an intermediary prior to September 1, 2006, you should contact your intermediary for more information on whether the redemption fee will be imposed on the shares you redeem.

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The following information replaces the similar information found under the "Principal Investment Risks" heading in the "Investment Details" section on page 7.

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

FIF-06-01 July 28, 2006
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